UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report - February 24, 2014
(Date of earliest event reported)

QEP RESOURCES, INC.
(Exact name of registrant as specified in its charter)

STATE OF DELAWARE	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1050 17th Street, Suite 500, Denver, Colorado 80265
(Address of principal executive offices)

Registrant’s telephone number, including area code (303) 672-6900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 23, 2014, the Board of Directors (the "Board") of QEP Resources, Inc. (the "Company") appointed Mr. William L. Thacker, III as a director. Mr. Thacker will serve as an independent Class III Director. No decision has been made at this time regarding the committees on which Mr. Thacker will serve. There are no related person transactions regarding Mr. Thacker that require disclosure. Mr. Thacker will enter into the Company’s standard director and officer indemnification agreement.

All elements of Mr. Thacker’s compensation as a member of the Board will be consistent with other non-employee members of the Board, as disclosed in the Company’s Schedule 14A definitive proxy statement filed on April 12, 2013.

Item 8.01 Other Items.

On February 23, 2014, the Company and JANA Partners LLC (“JANA”) entered into an agreement (the “Cooperation Agreement”) by which the Company agreed to appoint Mr. William L. Thacker, III as a Class III director, effective immediately, for a period ending upon consummation of a transaction effecting a separation of the Company’s midstream business through the previously announced spin-off or through a sale or other transaction.

Under the terms of the agreement, JANA and its affiliates agreed to vote all of their shares in support of each of the Company’s director nominees at the Company’s 2014 Annual Meeting and to abide by certain other provisions, which will generally expire 30 days prior to the Company’s 2015 annual meeting.

The foregoing summary of the agreement with JANA is qualified in its entirety by the full terms and conditions of the agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and which is incorporated herein by reference.

On February 24, 2014, the Company issued a press release to announce the entry into the Cooperation Agreement and to disclose the new director. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
(d)    Exhibits.
Exhibit No.        Exhibit

99.1	Cooperation Agreement, dated February 23, 2014, by and between JANA Partners LLC and QEP Resources, Inc.

99.2	Press Release dated February 24, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QEP RESOURCES, INC.
 (Registrant)

February 25, 2014

/s/ Richard J. Doleshek
Richard J. Doleshek
Executive Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer

List of Exhibits:

Exhibit No.        Exhibit

99.1	Cooperation Agreement, dated February 23, 2014, by and between JANA Partners LLC and QEP Resources, Inc.

99.2	Press Release dated February 24, 2014